Exhibit 10.15

SOKO FITNESS & SPA GROUP, INC.

STOCK OPTION GRANT

STOCK OPTION AGREEMENT

1. NOTICE OF STOCK OPTION GRANT

Gideon Kory

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of this Option Agreement, as follows:

Date of Grant	July 8, 2008
Vesting Commencement Date	July 8, 2008
Exercise Price per Share	One dollar and forty-seven cents ($1.47)
Total Number of Shares Granted	50,000
Total Exercise Price	$73,500
Type of Option:	___ Incentive Stock Option
_x__ Nonstatutory Stock Option
Term/Expiration Date:	July 8, 2013 [Five (5) years from the Date of Grant]

Vesting Schedule:
This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

The Shares subject to the Option shall vest over two years as follows: 16,666 shares shall vest on July 8, 2008; 16,666 shares shall vest on July 8, 2009; and 16,668 shares shall vest on July 8, 2010, subject in each case to Optionee's continuing to be associated with the Company as a Director on such dates.

Termination Period:
Upon Optionee’s ceasing to be a Director for any reason, all unvested Shares then subject to the Option shall immediately terminate and cease to be outstanding.  In the event of Optionee’s termination as a Director for any reason other than Disability or death, the vested portion of the Option shall be exercisable for ninety (90) days after Optionee ceases to be a Director.  In the event of Optionee’s termination as a Director by reason of Disability, the vested portion of the Option may be exercised for one year after the Optionee ceases to be a Director.  In the event of Optionee's termination as a Director by reason of death, the vested portion of the Option may be exercised for six months after Optionee ceases to be a Director.  In no event, however, may Optionee exercise this Option after the Term/Expiration Date as provided above.

2.           AGREEMENT

(a) Grant of Option.  The Board of Directors of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions in this Option Agreement.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), that portion of this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

(b) Exercise of Option.

(i) Right to Exercise.  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of this Option Agreement.

(ii) Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares for which said Option is being exercised.  This Option shall be deemed to be exercised upon receipt by the Company’s Counsel of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.  No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

(c) Optionee's Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company’s Counsel his or her Investment Representation Statement in the form attached hereto as Exhibit B.

(d) Lock-Up Period.  Optionee hereby agrees that, if so requested by the Company in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company as may be requested in writing by the Company (the “Market Black-out Period”) following the effective date of a registration statement of the Company filed under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions regarding any Market Black-out Period[s].

(e) Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash or check;

(ii) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(iii) other Shares which have been owned by the Optionee for more than six months on the date of surrender, which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised.

(f) Restrictions on Exercise.  This Option may not be exercised if the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

(g) Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

(h) Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Option.

(i) Tax Consequences.  Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(i) Exercise of NSO.  There may be a regular federal income tax liability upon the exercise of an NSO.  The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(ii) Exercise of ISO.  If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

(iii) Disposition of Shares.  In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.  In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes.  If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.  Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

(iv) Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.  Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

(j) Entire Agreement; Governing Law.  The Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by the internal substantive laws but not the choice of law rules of the Commonwealth of Pennsylvania.

(k) No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement.

OPTIONEE	SOKO FITNESS & SPA GROUP, INC.

/s/ Gideon Kory	/s/ Yong Liu
Signature	By: Tong Liu

Print Name: Gideon Kory	Title: Chairman and CEO

EXHIBIT A

STOCK OPTION GRANT

EXERCISE NOTICE

SOKO Fitness & Spa Group, Inc.
c/o Buchanan Ingersoll & Rooney PC
1835 Market Street, 15th Floor
Philadelphia, PA  19103
Attention: William W. Uchimoto, Esquire

1.
Exercise of Option.  Effective as of today, ___________, 20__, the undersigned (“Optionee”) hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the “Shares”) of SOKO Fitness & Spa Group, Inc. (the “Company”) under and pursuant to the Stock Option Agreement dated ________, 20  (the “Option Agreement”).

2.	Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3.
Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

4.
Rights as Shareholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided herein as setforth below:

(a)           Adjustments Upon Changes in Capitalization or Change of Control.

(i)           Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option , as well as the price per Share covered by this Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to this Option.

(ii)
Change of Control.  In the event of a Change of Control, this Option shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. (For the purpose of this Agreement, a "Change in Control" shall mean: (a) the acquisition, directly or indirectly, other than from the Company, by any person, entity or "group" (within the meaning of Section13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the"Exchange Act"), excluding, for this purpose, the Company, its subsidiaries, and any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company) (a "Third Party") of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of more than 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or (b) individuals who, as of the date hereof, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors who are directors at the time of such vote shall be, for purposes of this Agreement, an Incumbent Director; or (c) consummation of (i) a reorganization, merger or consolidation, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation (other than the acquirer) do not, immediately thereafter, beneficially own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding voting securities entitled to vote generally in the election of directors, or (ii) a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (whether such assets are held directly or indirectly) to a Third Party)  In the event that the successor corporation refuses to assume or substitute this Option: (i) the Optionee shall vest in fifty percent (50%) of Optionee’s unvested Options, which shall be determined as of the date that the successor corporation indicates its refusal to assume or substitute this Option, and (ii) any Company repurchase option applicable to any Shares acquired upon exercise of an Option shall lapse as to all such Shares.  If this Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Company’s Counsel shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and this Option shall terminate upon the expiration of such period.  For the purposes of this paragraph, this Option shall be considered assumed if, following the Change of Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to an Option immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received pursuant to the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received pursuant to the Change of Control is not solely common stock of the successor corporation or its Parent, the Company’s Counsel may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock  pursuant to the Change of Control.

(iii)           Termination without Cause following Change of Control.  In the event of a Change of Control, if this Optionee is terminated as a Director by the Company (or the successor entity) without Cause within one (1) year following such Change of Control, Optionee shall vest in fifty percent (50%) of Optionee’s unvested Options, which shall be determined as of the date of such termination.

5.
Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares.  Optionee acknowledges that Optionee has the ability to speak with his or her own tax consultants in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.
Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

7.
Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company to the Board of Directors of the Company, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Board of Directors shall not be binding on all parties, unless such resolution is agreed to in writing by the parties.

8.	Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of the Commonwealth of Pennsylvania.

9.
Entire Agreement.  The Option Agreement is incorporated herein by reference.  This Exercise Notice, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	SOKO FITNESS & SPA GROUP, INC.

Signature	By:

Print Name:	Title:

Address:	Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:
COMPANY:                                           SOKO FITNESS & SPA GROUP, INC.
SECURITY:                                             COMMON STOCK
AMOUNT:
DATE:

In connection with the purchase of the above-listed securities, the undersigned Optionee represents to the Company the following:

(a)           Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities.  Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Optionee acknowledges and understands that the securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the securities must be held indefinitely if the Company ceases to be a reporting company under the Exchange Act or an exemption from registration is unavailable and as such Optionee acknowledges that Optionee must bear the economic risk of the investment for an indefinite period of time.  Optionee further acknowledges and understands that the Company is under no obligation to register the securities.  Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including:  (1) the resale being made through a broker in an unsolicited “broker's transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the securities were sold by the Company or the date the securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the securities by an affiliate, or by a non-affiliate who subsequently holds the securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)           Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date:____________________________, 20